PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14

Prudential Government Income Fund

Supplement Dated December 21, 2010 to the
Prospectus and Statement of Additional Information dated April 28, 2010

Effective December 21, 2010, the name of the registered investment company known as Prudential Government Income Fund, Inc. is changed to Prudential Investment Portfolios, Inc. 14, and the name of its portfolio known as Prudential Government Income Fund, Inc. is changed to Prudential Government Income Fund (the “Fund”).

All references in the Fund’s Prospectus and Statement of Additional Information are changed accordingly.

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